Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AAM BAHL & GAYNOR SMALL/MID CAP INCOME GROWTH ETF (SMIG)
(the “Fund”)

March 25, 2024

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
dated February 28, 2024

Effective April 8, 2024, Advisors Asset Management, Inc. (“AAM”) will no longer serve as the investment adviser to the Fund, and Bahl & Gaynor, Inc. (“B&G”) the Fund’s current investment sub-adviser, will begin to serve as the investment adviser to the Fund. Also, effective April 8, 2024, the Fund’s name will change from the “AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF” to the “Bahl & Gaynor Small/Mid Cap Income Growth ETF.”
In preparation for this transition, and to provide for continuity of management, on March 11, 2024, the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”), upon the recommendation of AAM, approved the termination of AAM’s current advisory agreement (the “AAM Advisory Agreement”), effective April 8, 2024 (“Effective Date”), and appointed B&G as the Fund’s investment adviser pursuant to an interim investment advisory agreement (the “Interim Agreement”) by and between the Trust and B&G with respect to the Fund (the “Interim Agreement”). The Interim Agreement will remain in effect until the earlier of (i) 150 days from the Effective Date, and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement by and between the Trust and B&G with respect to the Fund (the “B&G Advisory Agreement”).

In connection with the Interim Agreement, the Fund’s investment objectives, strategies, policies and portfolio managers will not change.     Scott D. Rodes, CFA, CIC, Principal of B&G, and Robert S. Groenke, President, CEO and Principal of B&G will continue to serve as portfolio managers and will remain jointly and primarily responsible for the day-to-day management of the Fund as they have since the Fund’s inception in 2021. The terms of the Interim Agreement are identical in all material respects to those of the AAM Advisory Agreement, except for the term of the Interim Agreement, as described above, and the replacement of B&G as a party to the agreement in place of AAM.

Investors should anticipate receiving a proxy statement soliciting their approval of the B&G Advisory Agreement in the near future. If shareholders of the Fund do not approve the B&G Advisory Agreement within the 150-day period of the Interim Agreement, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders. No shareholder action is necessary at this time. More detailed information will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Accordingly, all references to AAM in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted and replaced by B&G as of April 8, 2024. Additionally, all references to B&G as sub-adviser to the Fund are hereby revised to reflect that B&G serves as the Fund’s investment adviser as of April 8, 2024.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.